SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report: (Date of Earliest Event Reported): June 7, 2002 (May 28, 2002)





                       AMERICAN INSURED MORTGAGE INVESTORS
             (Exact name of registrant as specified in its charter)

        California                     1-11060                  13-3180848
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)






                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

 Item 4.  Changes in Registrant's Certifying Accountant
 ------------------------------------------------------

     On June 5, 2002, CRIIMI, Inc., a wholly owned subsidiary of CRIIMI MAE Inc. and the general partner ("General Partner") of American Insured Mortgage Investors (the "Partnership") selected Ernst & Young LLP as the Partnership's independent auditors for the Partnership's financial statements for the year ending on December 31, 2002. Ernst & Young LLP will commence its engagement as the Partnership's independent auditors with the review of the Partnership's financial statements for the second quarter of 2002.

     During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this Form 8-K, neither the Partnership, the General Partner, nor anyone on its behalf consulted Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Partnership's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The General Partner reported the selection of Ernst & Young LLP in a press release dated June 5, 2002, which is incorporated by reference herein.


Item 5.  Other Events.
----------------------

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by the General Partner on June 5, 2002 announcing the resignation of Alan M. Jacobs from the Board of Directors of the General Partner. The above referenced press release is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c)  Exhibits. The following exhibit is filed with this report:

Exhibit 99 - Press Release dated June 5, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     AMERICAN INSURED MORTGAGE
                                                     INVESTORS

                                                     By:  CRIIMI, Inc.
                                                          General Partner


Dated: June 7, 2002                                  By:   /s/William B. Dockser
                                                           ---------------------
                                                           William B. Dockser
                                                           Chairman of the Board

                                  EXHIBIT INDEX

Exhibit
No.                               Description
--------------------------------------------------------------------------------

*99  Press Release dated June 5, 2002


*Filed herewith.